EXHIBIT 10.1(a)
                                                                 ---------------

                                 FIRST AMENDMENT
                               TO REVOLVING CREDIT
                           AND PARTICIPATION AGREEMENT

     This FIRST AMENDMENT TO REVOLVING CREDIT AND PARTICIPATION AGREEMENT (this "Amendment") is dated as of July 30, 2001 and entered into by and among COVANTA ENERGY CORPORATION, a Delaware corporation ("Company"), and THE SUBSIDIARIES LISTED ON THE SIGNATURE PAGES HEREOF AS BORROWERS (collectively, Company and such Subsidiaries of Company are "Borrowers" and each a "Borrower"), the Loan Parties listed on the signature pages hereof, the financial institutions parties hereto (each a "Lender" and collectively, the "Lenders"), BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (the "Administrative Agent"), and DEUTSCHE BANK AG, NEW YORK BRANCH, as Documentation Agent for the Lenders ("Documentation Agent"), and is made with reference to that certain Revolving Credit and Participation Agreement dated as of March 14, 2001 (as amended, restated, supplemented or otherwise modified as of the date hereof, the "Credit Agreement"), by and among the Borrowers, the Lenders listed therein as Lenders, Administrative Agent and Documentation Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

     WHEREAS, the Borrowers and Lenders desire to amend the Credit Agreement to
(i) increase the Cumulative Allowable Cash Usage for the months of July and August 2001 as set forth in the Monthly Budget, attached to the Credit Agreement as Schedule 1.1(e), (ii) change the definition of "Adjusted EBIT" and (iii) make certain other amendments as set forth below;

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1. AMENDMENTS TO THE CREDIT AGREEMENT

1.1  Provisions Relating to Defined Terms


     A. Definition of "Adjusted EBIT". Subsection 1.1 of the Credit Agreement is hereby amended by deleting the phrase "(ii) `Equity in Net Income of Investees and Joint Ventures' and (iii)" in the definition of "Adjusted EBIT" and substituting therefor the words "and (ii)".

     B. New Definitions. Subsection 1.1 of the Credit Agreement is hereby amended by inserting the following definition in the appropriate alphabetical order:

          "Aviation Note" means the note issued to Company upon consummation of the sale of Company's aviation fueling business pursuant to the Ogden Aviation Fueling Services Acquisition Agreement dated July 10, 2001 by and among Allied Aviation Holdings Corporation, Tampa Pipeline Transport Corporation, Tampa Bay Pipeline Corporation, and the other Persons named therein, which note shall be on terms no less favorable to Company and in a principal amount no greater than described in Exhibit A to such Ogden Aviation Fueling Services Acquisition Agreement as in effect on the date hereof.

          "First Amendment" means that certain First Amendment to the Revolving Credit and Participation Agreement dated July 30, 2001 by and among the Borrowers, the Pooled Facility Lenders, the Opt-Out Lenders, the Existing Pooled Facility Agents, the Existing Opt-Out Facility Agents, Administrative Agent, and Documentation Agent.

          "First Amendment Effective Date" means the `Amendment Effective Date' as defined in the First Amendment."

1.2  Provisions Relating to the Exhibits and Schedules

     A. Schedule 1.1(e). Schedule 1.1(e) to the Credit Agreement is hereby amended by (i) deleting the number "(193,000)" in the Cumulative Allowable Cash Usage line for the month of July 2001 and substituting therefor the number "(217,000)" and (ii) deleting the number "(193,000)" in the Cumulative Allowable Cash Usage line for the month of August 2001 and substituting therefor the number "(223,000)".

     B. Schedule 1.1(k). Schedule 1.1(k) to the Credit agreement is hereby amended by adding the LICA DSRF Letter of Credit in the amount of $300,000 thereto.

     C. Compliance Certificate. Attachment No. 1 to Exhibit V to the Credit Agreement is hereby deleted in its entirety and replaced with the revised Attachment No. 1 attached hereto as Annex A.

1.3  Provision Relating to Investment Spending

     A. Subsection 7.3(vii). Subsection 7.3(vii) is hereby amended by inserting the words "Other than during the months of July 2001 and August 2001," in the beginning thereof.

     B. Subsection 7.3(xiii). Subsection 7.3 is hereby amended by (i) deleting the word "and" after clause (xiii), (ii) deleting the "." at the end of clause
(xiv) and substituting therefor the word "and", and (iii) adding the following new clause (xv) at the end thereof:

          "(xv) Company may make and own the Investment consisting of the Aviation Note."

1.4  Provision Relating to Asset Sales

     Subsection 7.7(vii)(b) is hereby amended by inserting the words "with exception to the Aviation Note," in the beginning thereof.

1.5  Provision Relating to Revolving Loans

     Subsection 3.1A is hereby amended by (i) deleting the word "or" after clause (v), (ii) deleting the "." at the end of clause (vi) and substituting therefor the word "or" and (iii) adding the following new clause (vii) at the end thereof:

     "(vii) any Letter of Credit from and after the First Amendment Effective Date through and including August 31, 2001."

Section 2. BORROWER'S REPRESENTATIONS AND WARRANTIES

     In order to induce the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Borrowers represent and warrant to each Lender that the following statements are true, correct and complete:

     A. Corporate Power and Authority. Each Loan Party has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement").

     B. Authorization of Agreements. The execution and delivery of this Amendment has been duly authorized by all necessary corporate action on the part of each Loan Party and the performance of the Amended Agreement has been duly authorized by all necessary corporate action on the part of each Borrower

     C. No Conflict. The execution and delivery by each Loan Party of this Amendment and the performance by each Borrower of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to any Loan Party or any of its Subsidiaries, or the Certificate or Articles of Incorporation or Certificate of Formation or Bylaws or Operating Agreement of any Loan Party or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on any Loan Party or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument to which any Loan Party or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject (each such indenture, mortgage, deed of trust, credit agreement, loan agreement, material agreement, contract or instrument, a "Contractual Obligation"), (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Loan Party or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent or Collateral Agent on behalf of the Banks), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of any Loan Party or any of its Subsidiaries.

     D. Governmental Consents. The execution and delivery by each Loan Party of this Amendment and the performance by each Borrower of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

     E. Binding Obligation. This Amendment has been duly executed and delivered by each Loan Party and this Amendment and the Amended Agreement is the legally valid and binding obligations of each Loan Party enforceable against each Loan Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

     F. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Amendment Effective Date (as hereinafter defined) to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

     G. Absence of Default. As of the date hereof after giving effect hereto, there exists no Default or Event of Default under the Credit Agreement.

Section 3. ACKNOWLEDGEMENT AND CONSENT

     Each Borrower and Subsidiary Guarantor hereby acknowledges that such Loan Party has read this Amendment and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Loan Party under each of the Loan Documents to which such Loan Party is a party shall not be impaired and each of the Loan Documents to which such Loan Party is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.

Section 4. MISCELLANEOUS

     A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

     (i) On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

     (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

     B. Fees and Expenses. Each Borrower acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent, Documentation Agent or the Lenders and their respective counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrowers.

     C. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

     D. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     E. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the execution of a counterpart hereof by each Borrower, each Subsidiary Guarantor and the Lenders constituting Requisite Lenders and receipt by each Borrower, Administrative Agent and Documentation Agent of written or telephonic notification of such execution and authorization of delivery thereof (the date of satisfaction of such conditions being referred to herein as the "Amendment Effective Date").

               [Remainder of this page intentionally left blank.]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                  BORROWERS:

                                         COVANTA ENERGY CORPORATION



                                         By:    /s/ Jeffrey R. Horowitz
                                              ----------------------------------
                                              Name:  Jeffrey R. Horowitz
                                              Title:  Authorized Officer


                                         Each of the entities named on
                                         Schedule A annexed hereto, as
                                         Borrowers

                                         By:    /s/ Jeffrey R. Horowitz
                                              ----------------------------------
                                              Name:  Jeffrey R. Horowitz
                                              Title:  Authorized Officer

                                         Each of the entities named on
                                         Schedule B annexed hereto, as
                                         Subsidiary Guarantors

                                         By:    /s/ Peter Allen
                                              ----------------------------------
                                              Name:  Peter Allen
                                              Title:  Authorized Officer

                                         Each of the entities named on
                                         Schedule C annexed hereto, as
                                         Subsidiary Guarantors

                                         By:    /s/ Jeffrey R. Horowitz
                                              ----------------------------------
                                              Name:  Jeffrey R. Horowitz
                                              Title:  Authorized Officer

AGENTS AND LENDERS:



                                         BANK OF AMERICA, N.A.,
                                         As Administrative Agent,
                                         Co-Arranger, Co-Book Runner and as
                                         a Lender


                                         By:    /s/ Michael R. Heredia
                                              ----------------------------------
                                              Name:  Michael R. Heredia
                                              Title:  Managing Director

                                  DEUTSCHE BANK AG, NEW YORK BRANCH
                                  As Documentation Agent,
                                  Co-Arranger, Co-Book Runner and as
                                  a Lender


                                  By:  /s/ Keith C. Braun      /s/ Mark B. Cohen
                                       -----------------------------------------
                                       Name: Keith C. Braun    Mark B. Cohen
                                       Title: Vice President   Managing Director
                                                               Head of Workout

                                         BAYERISCHE HYPO-UND VEREINSBANK AG,
                                         as a Lender


                                         By:    /s/ Salvatore Esposito
                                              ----------------------------------
                                              Name:  Salvatore Esposito
                                              Title:  Director

                                         By:    /s/ Michael D. Novellino
                                              ----------------------------------
                                              Name:  Michael D. Novellino
                                              Title:  Associate Director

                                         CANADIAN IMPERIAL BANK OF COMMERCE,
                                         as a Lender


                                         By:    /s/ D.C. Smith
                                              ----------------------------------
                                              Name:  D.C. Smith
                                              Title:  Managing Director

                                         By:    /s/ Rocco Calarco
                                              ----------------------------------
                                              Name:  Rocco Calarco
                                              Title:  Director

                                         CLARICA LIFE INSURANCE COMPANY,
                                         as a Lender


                                         By:    /s/ Keith Cressman
                                              ----------------------------------
                                              Name:  Keith Cressman
                                              Title:  Director, Structured
                                                      Finance

                                         CREDIT SUISSE FIRST BOSTON,
                                         as a Lender


                                         By:    /s/ Andrea E. Shlone
                                              ----------------------------------
                                              Name:  Andrea E. Shlone
                                              Title:  Vice President


                                         By:    /s/ Bill O'Daly
                                              ----------------------------------
                                              Name:  Bill O'Daly
                                              Title:  Vice President

                                         DRESDNER BANK AG, GRAND CAYMAN BRANCH
                                         as a Lender


                                         By:    /s/ Thomas R. Brady
                                              ----------------------------------
                                              Name:  Thomas R. Brady
                                              Title:  Vice President

                                         By:    /s/ James M. Gallagher
                                              ----------------------------------
                                              Name:  James M. Gallagher
                                              Title:  Director

                                         FIRSTAR BANK, N.A.,
                                         as a Lender


                                         By:    /s/ Alan R. Milster
                                              ----------------------------------
                                              Name:  Alan R. Milster
                                              Title:  Vice President

                                         FIRST UNION NATIONAL BANK,
                                         as a Lender


                                         By:    /s/ John Kipping
                                              ----------------------------------
                                              Name:  John Kipping
                                              Title:  Senior Vice President

                                         IIB BANK [IFSC BRANCH],
                                         as a Lender


                                         By:    /s/  S. Donlon
                                              ----------------------------------
                                              Name:
                                              Title:  Authorised Signatory

                                         By:    /s/ Brian Dunne
                                              ----------------------------------
                                              Name:  Brian Dunne
                                              Title:  Authorised Signatory

                                         NATIONAL WESTMINSTER BANK PLC,
                                         New York and/or Nassau Branch
                                         as a Lender


                                         By:    /s/ Graeme Hunter
                                              ----------------------------------
                                              Name:  Graeme Hunter
                                              Title:  Vice President

                                         ROYAL BANK OF SCOTLAND PLC,
                                         as a Lender


                                         By:    /s/ Graeme Hunter
                                              ----------------------------------
                                              Name: Graeme Hunter
                                              Title:  Vice President

                                         SOCIETE GENERALE,
                                         as a Lender


                                         By:    /s/ Gordon R. Eadon
                                              ----------------------------------
                                              Name:  Gordon R. Eadon
                                              Title:  Director

                                         SUNTRUST BANK,
                                         as a Lender


                                         By:    /s/ Maria Mamilovich
                                              ----------------------------------
                                              Name:  Maria Mamilovich
                                              Title:  Director

                                         THE BANK OF NEW YORK,
                                         as a Lender


                                         By:    /s/ Peter W. Helt
                                              ----------------------------------
                                              Name:  Peter W. Helt
                                              Title:  Vice President

                                         THE BANK OF NOVA SCOTIA,
                                         as a Lender


                                         By:    /s/ Christopher Usas
                                              ----------------------------------
                                              Name:  Christpher Usas
                                              Title:  Director

                                         THE CHASE MANHATTAN BANK,
                                         as a Lender


                                         By:    /s/ Michael Lancia
                                              ----------------------------------
                                              Name:  Michael Lancia
                                              Title:  Vice President

                                         UBS AG,
                                         as a Lender


                                         By:    /s/ Mark R. Slane
                                              ----------------------------------
                                              Name:  Mark R. Slane
                                              Title:  Executive Director


                                         By:    /s/ Kelly Smith
                                              ----------------------------------
                                              Name:  Kelly Smith
                                              Title:  Director
                                                      Recovery Management

                                         WESTDEUTSCHE LANDESBANK GIROZENTRALE,
                                         as a Lender


                                         By:    /s/ Andreas Schroeter
                                              ----------------------------------
                                              Name:  Andreas Schroeter
                                              Title:  Director

                                         By:    /s/ Walter T. Duffy III
                                              ----------------------------------
                                              Name:  Walter T. Duffy III
                                              Title:  Associate Director

                                                                      Schedule A


                                 OTHER BORROWERS

1.       Covanta Acquisition, Inc.
2.       Covanta Bessemer, Inc.
3.       Covanta Cunningham Environmental Support, Inc.
4.       Covanta Geothermal Operations Holdings, Inc.
5.       Covanta Imperial Power Services, Inc.
6.       Covanta Oahu Waste Energy Recovery, Inc.
7.       Covanta Energy Americas, Inc.
8.       Covanta Energy Construction, Inc.
9.       Covanta Energy Group, Inc.
10.      Covanta Energy Resource Corp.
11.      Covanta Energy Sao Jeronimo, Inc.
12.      Covanta Energy West, Inc.
13.      Covanta Energy International, Inc.
14.      Covanta Energy Services, Inc.
15.      Covanta Equity of Stanislaus, Inc.
16.      Covanta Financial Services, Inc.
17.      Covanta Geothermal Operations, Inc.
18.      Covanta Haverhill Properties, Inc.
19.      Covanta Hydro Energy, Inc.
20.      Covanta Hydro Operations West, Inc.
21.      Covanta Haverhill, Inc.
22.      Covanta Huntington Resource Recovery One Corp.
23.      Covanta Huntington Resource Recovery Seven Corp.
24.      Covanta Long Island, Inc.
25.      Covanta Oil & Gas, Inc.
26.      Covanta Omega Lease, Inc.
27.      Covanta Onondaga Five Corp.
28.      Covanta Onondaga Four Corp.
29.      Covanta Onondaga Three Corp.
30.      Covanta Onondaga Two Corp.
31.      Covanta Onondaga, Inc.
32.      Covanta Onondaga Operations, Inc.
33.      Covanta OPWH, Inc.
34.      Covanta Power Development, Inc.
35.      Covanta Power Development of Bolivia, Inc.
36.      Covanta Power Equity Corporation
37.      Covanta Power International Holdings, Inc.
38.      Covanta Projects, Inc.
39.      Covanta RRS Holdings Inc.
40.      Covanta SIGC Geothermal Operations, Inc.
41.      Covanta Stanislaus, Inc.
42.      Covanta Systems, Inc.
43.      Covanta Waste Solutions, Inc.
44.      Covanta Waste to Energy of Italy, Inc.
45.      Covanta Waste to Energy, Inc.
46.      Covanta Secure Services USA, Inc.
47.      Covanta Secure Services, Inc.
48.      Covanta Water Holdings, Inc.
49.      Covanta Water Systems, Inc.
50.      Covanta Water Treatment Services, Inc.
51.      DSS Environmental, Inc.
52.      Haverhill Power, Inc.
53.      Honolulu Resource Recovery Venture
54.      LMI, Inc.
55.      Michigan Waste Energy, Inc.
56.      New Martinsville Hydro-Operations Corporation
57.      OFS Equity of Alexandria/Arlington, Inc.
58.      OFS Equity of Babylon, Inc.
59.      OFS Equity of Delaware, Inc.
60.      OFS Equity of Huntington, Inc.
61.      OFS Equity of Indianapolis, Inc.
62.      OFS Equity of Stanislaus, Inc.
63.      Ogden Engineering Services, Inc.
64.      Ogden Environmental & Energy Services Co., Inc.
65.      Ogden Hydro Operations, Inc.
66.      Ogden Management Services, Inc.
67.      Ogden Marion Land Corp.
68.      Ogden Martin Operations of Union LLC
69.      Ogden Martin Systems of Alexandria/Arlington, Inc.
70.      Ogden Martin Systems of Bristol, Inc.
71.      Ogden Martin Systems of Fairfax, Inc.
72.      Ogden Martin Systems of Hillsborough, Inc.
73.      Ogden Martin Systems of Huntsville, Inc.
74.      Ogden Martin Systems of Kent, Inc.
75.      Ogden Martin Systems of Lancaster, Inc.
76.      Ogden Martin Systems of Lee, Inc.
77.      Ogden Martin Systems of Marion, Inc.
78.      Ogden Martin Systems of Montgomery, Inc.
79.      Ogden Martin Systems of Northwest Puerto Rico, Inc.
80.      Ogden Martin Systems of Pasco, Inc.
81.      Ogden Plant Services of New Jersey, Inc.
82.      Ogden Projects of Hawaii, Inc.
83.      Ogden Services Corp.
84.      Ogden Wallingford Associates, Inc.
85.      Ogden Water Systems of Key Largo, Inc.
86.      Ogden Water Systems of Tampa Bay, Inc.
87.      OMS Equity of Alexandria/Arlington, Inc.
88.      OPI Quezon Inc.
89.      OPW Associates, Inc.
90.      Resource Recovery Systems of Connecticut, Inc.
91.      Three Mountain Operations, Inc.

                                                                      Schedule B
Datacom Custom Manufacturing, Inc.
Kansas City International Fueling Facilities Corporation LaGuardia Fuel Facilities Corporation Lambert Field Fueling Facilities Corporation Lenzar Electro-Optics, Inc.
Love Field Fueling Facilities Corporation
Newark Automotive Fuel Facilities Corporation
Ogden Allied Maintenance Corporation
Ogden Allied Maintenance Securities, Inc.
Ogden Allied Payroll Services, Inc.
Ogden Attractions, Inc.
Ogden Aviation Distributing Corporation
Ogden Aviation Fueling Company of Houston, Inc.
Ogden Aviation Fueling Company of St. Louis, Inc.
Ogden Aviation Fueling Company of Texas, Inc.
Ogden Aviation Fueling Company of Virginia, Inc.
Ogden Aviation Fueling Company, Inc.
Ogden Aviation Service Company of Colorado, Inc.
Ogden Aviation Service Company of Kansas City, Inc.
Ogden Aviation Service Company of New Jersey, Inc.
Ogden Aviation Service Company of New York, Inc.
Ogden Aviation Service Company of Pennsylvania, Inc.
Ogden Aviation Service International Corporation
Ogden Aviation Services of Puerto Rico, Inc.
Ogden Aviation Services, Inc.
Ogden Aviation, Inc.
Ogden Cargo Spain, Inc. (Delaware Corporation)
Ogden Central and South America, Inc.
Ogden Facility Holdings Incorporated
Ogden Film and Theatre, Inc.
Ogden Firehole Entertainment Corp.
Ogden International Europe, Inc.
Ogden New York Services, Inc.
Philadelphia Fuel Facilities Corporation
Ogden Film and Theater, Inc.

                                                                      Schedule C
J.R. Jack's Construction Corporation
Ogden Constructors, Inc.
Covanta Huntington, Inc.

                                                                         ANNEX A

                                ATTACHMENT NO. 1
                            TO COMPLIANCE CERTIFICATE

         This Attachment No. 1 is attached to and made a part of a
Compliance Certificate dated as of          ,    and pertains to the period
from          ,     to          ,   . Subsection references herein
relate to subsections of the Credit Agreement.

A. Indebtedness

  1. Indebtedness to fund Development Amounts of the type
     described in subsection 7.1(v):                             $
                                                                  -------------
  2. Maximum Development Amounts permitted under
     subsection 7.1(v):                                          $
                                                                  -------------
  3. Indebtedness of the type described in subsection 7.1(vii)
     incurred in connection with Investments of the type
     described in subsection 7.3(vii):                           $
                                                                  -------------

B. Investments

  1.  Investments of the type described in subsection 7.3(vii):  $
                                                                  -------------
  2.  Total Invested Amount of the type described in
      subsection 7.3(vii) (A.3+B.1+C.1):                         $
                                                                  -------------
  3.  Maximum Investment Amount permitted under
      subsection 7.3(vii):                                       $
                                                                  -------------
  4.  Investments to fund Development Amounts of the type
      described in subsection 7.3(xi):                           $
                                                                  -------------
  5.  Maximum Development Amounts permitted under
      subsection 7.3(xi):                                        $
                                                                  -------------

C. Contingent Obligations

  1. Contingent Obligations of the type described in
     subsection 7.4(vii) incurred in connection with
     Investments permitted under subsection 7.3(vii):            $
                                                                  -------------


D. Restricted Payments

  1. Restricted Payments of the type described in
     subsection 7.5(vii):                                        $
                                                                  -------------
  2. Maximum permitted under subsection 7.5(vii):                $ 55,000


E. Minimum Debt Service Coverage Ratio (for the four-Fiscal Quarter
   period ending          ,    )

  1. Consolidated Operating Income:                              $
                                                                  -------------
  2. Minority Interests:                                        ($             )
                                                                  -------------
  3. LOC Fees (to the extent deducted in E.1 and E.2):           $
                                                                  -------------
  4. FAS 84 Losses (to the extent deducted in E.1 and E.2):      $
                                                                  -------------
  5. Adjusted EBIT (E.1+E.2+E.3+E.4):                            $
                                                                  -------------
  6. Consolidated Debt Service Expense:                          $
                                                                  -------------
  7. Debt Service Coverage Ratio (E.5:E.6):                            :
                                                                  ----  ----
  8. Minimum ratio required under subsection 7.6A:                     :1.00
                                                                  ----


F. Maximum Leverage Ratio (as of        ,    )

  1. Indebtedness:                                               $
                                                                  -------------
  2. Cash and Cash Equivalents:                                  $
                                                                  -------------
  3. Convertible Subordinated Debentures and Limited
     Recourse Debt of Subsidiaries included in the calculation
     of F.1:                                                     $
                                                                  -------------
  4. Net Senior Recourse Indebtedness (1-2-3):                   $
                                                                  -------------
  5. Consolidated Leverage Ratio ((F.4:E.5)):                          :1.00
                                                                   ----
  6. Maximum ratio permitted under subsection 7.6B:                    :1.00
                                                                   ----
G. Minimum Consolidated Net Worth (as of          ,    )

  1. Consolidated Net Worth:                                     $
                                                                  -------------
  2. Minimum required under subsection 7.6C (actual
     Consolidated Net Worth at December 31, 2000 plus the sum of
     75% of positive Consolidated Net Income
     for each Fiscal Quarter after the Closing Date):            $
                                                                  -------------
H. Monthly Budget (for the period ending        ,      )

  1. Consolidated Maintenance Capital Expenditures:              $
                                                                  -------------
  2. "Cumulative Allowable Cash Usage Maintenance Capital
     Expenditures":                                              $
                                                                  -------------

  3. Expenditures in connection with the Anaheim Project:        $
                                                                  -------------
  4. Maximum Anaheim Expenditures permitted under
     subsection 7.8B:                                            $4,400,000

  5. Net Cash Usage:                                             $
                                                                  -------------
  6. "Cumulative Allowable Cash Usage":                          $
                                                                  -------------

  7. Additional Expenditures                                     $
                                                                  -------------

  8. Maximum Additional Expenditures permitted under
     subsection 7.8D                                             $1,000,000

I. Asset Sales

  1. Fair market value of Asset Sales as described in
     subsection 7.7(iv):                                         $
                                                                  -------------

  2. Maximum permitted under subsection 7.7(iv):                 $10,000,000


J. Leases

   1. Leases of the type described in subsection 7.10:           $
                                                                  ------------

   2. Maximum permitted under subsection 7.10:                   $3,000,000